UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2009

DYAX CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square

Cambridge, MA  02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 225-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On June 24, 2009, Dyax Corp. (the “Company”) entered into an Underwriting Agreement with Deutsche Bank Securities Inc. (the “Underwriting Agreement”), pursuant to which the Company agreed to offer and sell 7,425,743 shares of its common stock in an underwritten public offering.  Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriter a 30-day option to purchase up to an additional 1,113,862 shares to cover over-allotments, if any.  The Company expects to receive approximately $14 million in net proceeds from the offering after underwriting fees and offering expenses.  The shares are expected to be delivered to the Underwriter on or about June 30, 2009, subject to the satisfaction of customary closing conditions.

The common stock was registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by the Company’s Registration Statement on Form S-3 (Registration No. 333-148317) (the “Registration Statement”).  Attached hereto as Exhibit 1.1 is a copy of the Underwriting Agreement. The opinion of the Company’s counsel regarding the validity of the shares issued pursuant to the offering is filed as Exhibit 5.1 hereto. This Current Report is being filed in part for the purpose of incorporating such exhibits by reference into the Registration Statement.  In connection with this offering, on June 25, 2009, the Company filed with the Securities and Exchange Commission a prospectus supplement pursuant to Rule 424(b) under the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

Effective as of June 24, 2009, Dyax Corp. (the “Company”) adopted Amendment No. 1 to its Rights Agreement dated as of June 27, 2001 to permit Federated Investors, Inc., its Affiliates and Associates (“Federated”), to be the beneficial owner of not more than nineteen and ninety-nine one hundredths percent (19.99%) of the Company’s outstanding shares of common stock, provided that Federated, in its filings under the Securities Exchange Act of 1934, as amended, states that the shares (or any beneficial ownership thereof, as the case may be) were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the Company and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect or the Board of Directors determines in good faith that such Schedule 13D sufficiently demonstrates the foregoing.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

1.1           Underwriting Agreement between the Company and Deutsche Bank Securities Inc., dated as of June 24, 2009.

4.1           Amendment No. 1 to Rights Agreement between Dyax Corp. and American Stock Transfer & Trust Company, as Rights Agent effective as of June 24, 2009.

5.1           Opinion of Palmer & Dodge LLP.

23.1         Consent of Palmer & Dodge LLP (contained in its opinion filed as Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated: June 25, 2009	By:	/s/ George Migausky
George Migausky
Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Underwriting Agreement between the Company and Deutsche Bank Securities Inc., dated as of June 24, 2009.

4.1	Amendment No. 1 to Rights Agreement between Dyax Corp. and American Stock Transfer & Trust Company, as Rights Agent effective as of June 24, 2009.

5.1	Opinion of Palmer & Dodge LLP.

23.1	Consent of Palmer & Dodge LLP (contained in its opinion filed as Exhibit 5.1).